SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549





                          Form 8-K

                       CURRENT REPORT


           Pursuant to section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) 19 December 1995



               General  Dynamics  Corporation

     (Exact name of registrant as specified in charter)




      Delaware             1-3671                13-1673581
  (State or Other       (Commission            (IRS Employer
  Jurisdiction of       File Number)        Identification No.)
   Incorporation)

   3190 Fairview Park Drive, Falls Church, Virginia    22042-4523
          (Address of Principal Executive Offices)     (Zip Code)

                        (703) 876-3000
     Registrant's telephone number, including area code


            INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events

       On December 19, 1995, the United States Court of Federal Claims filed the order attached as an exhibit hereto in the matter of McDonnell Douglas Corporation and General Dynamics Corporation vs. United States of America. Such
       exhibit is incorporated herein in accordance with General Instruction F to Form 8-K.


Item 7. Financial Statements and Exhibits

(c)    Exhibits.

       99 - Court Order




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date 8 January 1996

                                    GENERAL DYNAMICS CORPORATION
                                            (Registrant)


                                   By    /s/  J.W. SCHWARTZ
                                           J.W. Schwartz
                                             Controller